Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed form S-8 Registration Statements (Nos. 333-44705, 333-25333, 333-25335 and 333-25337).




                                              /s/   Arthur Andersen LLP
                                              ----------------------------------


Boston, Massachusetts
March 26, 1998